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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): March 25, 1999
                                                         ----------------



                                    TRW Inc.
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             (Exact name of registrant as specified in its charter)



     Ohio                           1-2384                      34-0575430
----------------            ------------------------      ----------------------
(State or other             (Commission File Number)         (I.R.S. Employer
jurisdiction of                                           Identification Number)
 incorporation)



                    1900 Richmond Road, Cleveland, Ohio 44124
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               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (216) 291-7000



                                       N/A
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          (Former name or former address, if changed since last report)


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The Registrant hereby amends and supplements the following items of its Current
Report on Form 8-K, dated March 26, 1999 (the "Form 8-K"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings given such terms in the Form 8-K. Except as provided herein, there have been no other changes in the information previously reported in the Form 8-K.

Item 2.  Acquisition and Disposition of Assets.

Item 2 is amended by adding the following paragraph at the conclusion thereof:

         On May 11, 1999, TRW Inc. announced that it had completed the acquisition of LucasVarity plc. The Offer expired at midnight (London time), 7:00 p.m. (New York City time) on May 7, 1999, and the compulsory acquisition period prescribed by Section 429 of the Companies Act of 1985 expired at midnight (London time), 7:00 p.m. (New York City time) on May 10, 1999. As a result, immediately after that time TRW Automotive UK acquired all of the LucasVarity Shares that had not been acquired pursuant to the Offer (including LucasVarity Shares underlying the LucasVarity ADSs that had not been acquired pursuant to the Offer). On May 11, 1999, LucasVarity plc was reregistered as a private company and the LucasVarity ADSs were delisted from the New York Stock Exchange. The LucasVarity Shares were delisted from the London Stock Exchange on May 12th.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Items 7(a) and (b) are amended in their entirety as follows:

         (a)      Financial Statements of LucasVarity plc.

         The audited (i) Consolidated Statements of Income, Statements of Total Recognised Gains and Losses, Consolidated Statements of Cash Flows and Consolidated Statements of Changes in Shareholders' Equity, each for the years ended January 31, 1999 and 1998, the six months ended January 31, 1997 and the year ended July 31, 1996 and (ii) Consolidated Balance Sheets at January 31, 1999 and January 31, 1998 are attached hereto as Exhibit 99.2.

         (b)      Pro Forma Financial Information.

         The unaudited Pro Forma Statements of Operations for the year ended December 31, 1998 and for the quarter ended March 31, 1999 and the unaudited Balance Sheet as of March 31, 1999 are attached hereto as Exhibit 99.3.

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Item 7(c) is amended by adding the following as exhibits to the Form 8-K:

      (c)      Exhibits.

      23.1     Consent of Ernst & Young

      23.2     Consent of KPMG Audit Plc

      23.3     Consents of Ernst & Young and KPMG Audit Plc

      99.2 Audited consolidated financial statements of LucasVarity plc as follows:

               (i) Consolidated Statements of Income for the years ended January 31, 1999 and 1998, the six months ended January 31, 1997 and the year ended July 31, 1996;
               (ii) Statements of Total Recognised Gains and Losses for the years ended January 31, 1999 and 1998, the six months ended January 31, 1997 and the year ended July 31, 1996;
               (iii) Consolidated Balance Sheets at January 31, 1999 and January 31, 1998;
               (iv) Consolidated Statements of Cash Flows for the years ended January 31, 1999 and 1998, the six months ended January 31, 1997 and the year ended July 31, 1996; and
               (v) Consolidated Statements of Changes in Shareholders' Equity for the years ended January 31, 1999 and 1998, the six months ended January 31, 1997 and the year ended July 31, 1996.

      99.3     Unaudited pro forma financial information as follows:

               (i) Unaudited Pro Forma Statement of Operations for the year ended December 31, 1998;
               (ii) Unaudited Pro Forma Statement of Operations for the quarter ended March 31, 1999; and
               (iii)    Unaudited Balance Sheet as of March 31, 1999.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    TRW INC.


Date:  May 17, 1999                  By /s/ William B. Lawrence
                                        -------------------------------
                                     William B. Lawrence
                                     Executive Vice President, General
                                     Counsel and Secretary


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                                  EXHIBIT INDEX




Exhibit                                                                  Page
Number                 Description of Exhibits                           Number
------                 -----------------------                           ------

23.1       Consent of Ernst & Young                                       A-1

23.2       Consent of KPMG Audit Plc                                      B-1

23.3       Consents of Ernst & Young and KPMG Audit Plc                   B-2


99.2       Audited consolidated financial
           statements of LucasVarity plc as follows:

           (i)    Consolidated Statements of Income for the
                  years ended January 31, 1999 and 1998, the six
                  months ended January 31, 1997 and the year
                  ended July 31, 1996                                     C-5
           (ii)   Statements of Total Recognised Gains and
                  Losses for the years ended January 31, 1999 and
                  1998, the six months ended January 31, 1997 and
                  the year ended July 31, 1996                            C-6
           (iii)  Consolidated Balance Sheets at January 31, 1999
                  and January 31, 1998                                    C-7
           (iv)   Consolidated Statements of Cash Flows for the
                  years ended January 31, 1999 and 1998, the six
                  months ended January 31, 1997 and the year ended
                  July 31, 1996                                           C-8
           (v)    Consolidated Statements of Changes in Shareholders'
                  Equity for the years ended January 31, 1999 and 1998,
                  the six months ended January 31, 1997 and the year
                  ended July 31, 1996                                     C-9

99.3 Unaudited pro forma financial information as follows:

          (i)    Unaudited Pro Forma Statement of Operations
                 for the year ended December 31, 1998                     D-2
          (ii)   Unaudited Pro Forma Statement of Operations
                 for the quarter ended March 31, 1999                     D-3
          (iii)  Unaudited Balance Sheet as of March 31, 1999             D-7

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